Exhibit (24)

Power of Attorney

I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Gordon L. Jones, or Linda

K. Massman, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater

Paper Corporation for the fiscal year ended December 31, 2008, to be filed with the Securities and

Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto,

hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 13, 2009.

/S/ BOH A. DICKEY
DIRECTOR

Power of Attorney

I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Gordon L. Jones, or Linda

K. Massman, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater

Paper Corporation for the fiscal year ended December 31, 2008, to be filed with the Securities and

Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto,

hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 13, 2009.

/S/ FREDRIC W. CORRIGAN
DIRECTOR

Power of Attorney

I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Gordon L. Jones, or Linda

K. Massman, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater

Paper Corporation for the fiscal year ended December 31, 2008, to be filed with the Securities and

Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto,

hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 13, 2009.

/S/ JACK A. HOCKEMA
DIRECTOR

Power of Attorney

I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Gordon L. Jones, or Linda

K. Massman, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater

Paper Corporation for the fiscal year ended December 31, 2008, to be filed with the Securities and

Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto,

hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 13, 2009.

/S/ WILLIAM D. LARSSON
DIRECTOR

Power of Attorney

I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Gordon L. Jones, or Linda

K. Massman, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater

Paper Corporation for the fiscal year ended December 31, 2008, to be filed with the Securities and

Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto,

hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 13, 2009.

/S/ MICHAEL T. RIORDAN
DIRECTOR

Power of Attorney

I, the undersigned, appoint Michael S. Gadd or, in his absence or inability to act, Gordon L. Jones, or Linda

K. Massman, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Clearwater Paper Corporation, the Annual Report on Form 10-K of Clearwater

Paper Corporation for the fiscal year ended December 31, 2008, to be filed with the Securities and

Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto,

hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have executed this Power of Attorney effective as of March 13, 2009.

/S/ WILLIAM T. WEYERHAEUSER
DIRECTOR